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                                                                 EXHIBIT 23.1

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


      We hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed S-8 Registration Statement, file number 33-93362.

                                    /s/ Rothstein, Kass & Company P.C.
                                    Rothstein, Kass & Company P.C.

Roseland, New Jersey
March 31, 1999